UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 21, 2023

BMO 2023-C7 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001995500)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

UBS AG

(Central Index Key number 0001685185)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

RRECM Capital II, LLC.

(formerly known as Sabal Capital II, LLC)

(Central Index Key number 0001942310)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number 0001931347)

KeyBank National Association

(Central Index Key number 0001089877)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-09	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 8.01.	Other Events.

On or about December 22, 2023 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) is expected to cause the issuance of the BMO 2023-C7 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C7 (the “Certificates”), the Uncertificated VRR Interest and the Uncertificated WMRR Interest, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2023 (the “PSA”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee. The PSA was attached as Exhibit 4.1 to the Current Report on Form 8-K with respect to BMO 2023-C7 Mortgage Trust (the “Issuing Entity”), dated November 30, 2023, which was filed with the Securities and Exchange Commission (the “Commission”) on December 4, 2023 under Commission File Number 333-255934-09.

Further information regarding the Certificates is set forth in the Depositor’s Prospectus, dated November 30, 2023 (the “Prospectus”), which was filed with the Commission on December 4, 2023 under Commission File Number 333-255934-09.

The following are updates to the Prospectus.

UPDATE DATED DECEMBER 20, 2023

BMO 2023-C7 MORTGAGE TRUST
(Central Index Key number 0001995500)
Issuing Entity

BMO Commercial Mortgage Securities LLC
(Central Index Key number 0001861132)
Depositor

Commercial Mortgage Pass-Through Certificates, Series 2023-C7

This update, dated December 20, 2023 (this “Update”), updates and modifies the prospectus dated November 30, 2023 (the “Prospectus”). Capitalized terms used in this Update but not defined herein have the same meanings given to them in the Prospectus.

The purpose of this Update is to inform you of the changes set forth below. The information in this Update supersedes any conflicting information contained in the Prospectus and any other prior similar materials relating to the Certificates.

The Closing Date for the securitization transaction contemplated by the Prospectus is expected to be Friday, December 22, 2023 (and not December 19, 2023).

Collateral Updates:

(i) The mortgage loan secured by the mixed use Mortgaged Property identified on Annex A to the Prospectus as 11 West Prospect Avenue, representing 0.2% of the original Initial Pool Balance (the “11 West Prospect Avenue Mortgage Loan”), is being removed from the Mortgage Pool and will not be included in the Issuing Entity. All references to the 11 West Prospect Avenue Mortgage Loan and related information and data in the Prospectus are deemed deleted or modified to reflect the removal of such Mortgage Loan.

(ii) The assets of the Issuing Entity will primarily consist of the Mortgage Pool which will be comprised of 31 fixed rate Mortgage Loans with an aggregate Initial Pool Balance of approximately $737,605,629, secured by Mortgages on a total of 84 Mortgaged Properties.

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(iii) Greystone Commercial Mortgage Capital LLC will be a Mortgage Loan Seller with respect to 2 Mortgage Loans representing approximately 5.6% of the Initial Pool Balance.

(iv) The charts entitled “Cut-off Date Mortgage Loan Characteristics” under “Summary of Terms—The Mortgage Pool—Additional Characteristics of the Mortgage Loans” and “General Mortgage Loan Characteristics” under “Description of the Mortgage Pool—Statistical Characteristics of the Mortgage Loans” in the Prospectus are both hereby replaced in their respective entireties with the following information:

All Mortgage Loans
Initial Pool Balance(1)	$737,605,629
Number of Mortgage Loans	31
Number of Mortgaged Properties	84
Number of Crossed Groups	0
Crossed Groups as a percentage of Initial Pool Balance	0.0%
Range of Cut-off Date Balances	$4,225,000 to $68,000,000
Average Cut-off Date Balance	$23,793,730
Range of Mortgage Rates	5.58000% to 8.71000%
Weighted Average Mortgage Rate	7.14888%
Range of original terms to Maturity Date/ARD	60 months to 120 months
Weighted average original term to Maturity Date/ARD	109 months
Range of Cut-off Date remaining terms to Maturity Date/ARD	51 months to 120 months
Weighted average Cut-off Date remaining term to Maturity Date/ARD	108 months
Range of original amortization terms(2)	360 months to 360 months
Weighted average original amortization term(2)	360 months
Range of remaining amortization terms(2)	360 months to 360 months
Weighted average remaining amortization term(2)	360 months
Range of Cut-off Date LTV Ratios(3)(4)	17.5% to 69.4%
Weighted average Cut-off Date LTV Ratio(3)(4)	53.0%
Range of Maturity Date/ARD LTV Ratios(3)(4)	17.5% to 68.1%
Weighted average Maturity Date/ARD LTV Ratio(3)(4)	51.7%
Range of UW NCF DSCR(3)(5)	1.20x to 3.92x
Weighted average UW NCF DSCR(3)(5)	1.72x
Range of Debt Yield on Underwritten NOI(3)(6)	8.9% to 24.2%
Weighted average Debt Yield on Underwritten NOI(3)(6)	13.4%
Percentage of Initial Pool Balance consisting of:
Interest Only	77.2%
Interest Only, then Amortizing Balloon	18.4%
Amortizing Balloon	4.4%
Percentage of Initial Pool Balance consisting of:
Mortgaged Properties with single tenants	16.7%
Mortgage Loans with mezzanine debt only	9.0%
Mortgage Loans with subordinate debt only	9.2%

(1)	Subject to a permitted variance of plus or minus 5%. Except when expressly stated otherwise, statistical information in this table does not include any trust subordinate companion loan.
(2)	Does not include any mortgage loan that pays interest-only until its maturity date or anticipated repayment date.
(3)	The Cut-off Date LTV Ratio, Maturity Date/ARD LTV Ratio, UW NCF DSCR and Debt Yield on Underwritten NOI for each mortgage loan are presented in this prospectus (i) if such mortgage loan is part of a whole loan, based on both that mortgage loan and any related pari passu companion loan(s) but, unless otherwise specifically indicated, without regard to any related subordinate companion loan(s), and (ii) unless otherwise specifically indicated, without regard to any other indebtedness (whether or not secured by the related mortgaged property, ownership interests in the related borrower or otherwise) that currently exists or that may be incurred by the related borrower or its owners in the future.
(4)	The Cut-off Date LTV Ratio and Maturity Date/ARD LTV Ratio for each mortgage loan are generally based on the “as-is” appraised values (as set forth on Annex A to this prospectus) of the related mortgaged properties, provided that (a) such loan-to-value ratios may be calculated based on (i) “as-stabilized” or similar values for a mortgaged property in certain cases where the completion of certain hypothetical conditions or other events at the mortgaged property are assumed and/or where reserves have been established at origination to satisfy the applicable condition or event that is expected to occur, or (ii) the cut-off date balance or balloon balance, as applicable, net of a related earnout or holdback reserve, or (b) the “as-is” appraised value for a portfolio of mortgaged properties may include a premium relating to the valuation of the portfolio of mortgaged properties as a whole rather than as the sum of individually valued mortgaged properties, in each case as further described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions”. In addition, the “as-is” appraised values (as set forth on Annex A to this prospectus) of certain mortgaged properties have been adjusted based on certain assumptions (or extraordinary assumptions) including that certain hypothetical conditions have been satisfied or that certain

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budgeted costs for pending renovations are fully escrowed, as further described in the definition of “Appraised Value” under “Description of the Mortgage Pool—Certain Calculations and Definitions”. The weighted average Cut-off Date LTV Ratio and Maturity Date/ARD LTV Ratio for the mortgage pool using only unadjusted “as-is” appraised values and the cut-off date balance or balloon balance (as applicable) of each mortgage loan, and without regard to portfolio premiums or making any of the adjustments and/or assumptions described in the definitions of “Appraised Value”, “Cut-off Date LTV Ratio” and/or “Maturity Date/ARD LTV Ratio” under “Description of the Mortgage Pool—Certain Calculations and Definitions”, are 53.2% and 52.0%, respectively.
(5)	The UW NCF DSCR for each mortgage loan is generally calculated by dividing the underwritten net cash flow for the related mortgaged property or mortgaged properties by the annual debt service for such mortgage loan, as adjusted in the case of mortgage loans with a partial interest only period by using the first 12 amortizing payments due instead of the actual interest only payment due; provided, that with respect to any mortgage loan structured with an earnout or economic holdback reserve, the UW NCF DSCR for such mortgage loan may be calculated based on the annual debt service that would be in effect for such mortgage loan assuming that the related cut-off date balance(s) are net of the related earnout or economic holdback reserve. See the definition of “UW NCF DSCR” under “Description of the Mortgage Pool—Certain Calculations and Definitions”.
(6)	The Debt Yield on Underwritten NOI for each mortgage loan is generally calculated as the underwritten net operating income for the related mortgaged property or mortgaged properties divided by the related cut-off date balance(s) of such mortgage loan, and the Debt Yield on Underwritten NCF for each mortgage loan is generally calculated as the underwritten net cash flow for the related mortgaged property or mortgaged properties divided by the related cut-off date balance of such mortgage loan; provided, that with respect to any mortgage loan with an earnout or economic holdback reserve, the Debt Yield on Underwritten NOI and Debt Yield on Underwritten NCF for such mortgage loan may be calculated based on the related cut-off date balance(s) net of the related earnout or economic holdback reserve. See the definitions of “Debt Yield on Underwritten NOI” and “Debt Yield on Underwritten NCF” under “Description of the Mortgage Pool—Certain Calculations and Definitions”.

Structural Updates:

(i) The Prospectus is hereby updated to reflect that the approximate aggregate Certificate Balance as of the Cut-off Date of the publicly Offered Certificates is $649,175,000.

(ii) [Reserved]

(iii) The chart entitled “CERTIFICATE SUMMARY” in the Prospectus is hereby replaced in its entirety with the following:

Certificate Summary

Set forth below are the indicated characteristics of the respective classes of the Series 2023-C7 certificates, including the non-offered Uncertificated VRR Interest discussed in footnote (12) below.

Classes of Certificates	Approximate Initial Certificate Balance or Notional Amount(1)	Approximate Initial Credit Support(2)	Initial Pass- Through Rate(3)	Pass-Through Rate Description	Expected Weighted Avg. Life (yrs.)(4)	Expected Principal Window(4)
Offered Certificates
Class A-1	$3,363,000	30.000%	5.90240%	Fixed	2.96	1/24-3/28
Class A-2	$127,548,000	30.000%	6.77000%	Fixed	4.80	3/28-12/28
Class A-5	$364,412,000	30.000%	6.16000%	Fixed	9.77	6/32-11/33
Class A-SB	$6,802,000	30.000%	6.38660%	WAC Cap(5)	6.84	12/28-6/32
Class X-A	$502,125,000(6)	N/A	1.04405%	Variable IO(7)	N/A	N/A
Class X-B	$147,050,000(6)	N/A	0.58189%	Variable IO(7)	N/A	N/A
Class A-S	$90,561,000	17.375%	6.67380%	WAC Cap(5)	9.96	11/33-12/33
Class B	$34,073,000	12.625%	6.67380%	WAC Cap(5)	9.98	12/33-12/33
Class C	$22,416,000	9.500%	7.36035%	WAC(8)	9.98	12/33-12/33
Non-Offered Certificates(9)
Class X-D	$10,760,000(6)	N/A	2.36035%	Variable IO(7)	N/A	N/A
Class X-E	$8,967,000(6)	N/A	2.36035%	Variable IO(7)	N/A	N/A
Class X-F	$11,656,000(6)	N/A	2.36035%	Variable IO(7)	N/A	N/A
Class D	$10,760,000	8.000%	5.00000%	Fixed	9.98	12/33-12/33
Class E	$8,967,000	6.750%	5.00000%	Fixed	9.98	12/33-12/33
Class F	$11,656,000	5.125%	5.00000%	Fixed	9.98	12/33-12/33
Class G-RR(10)	$8,070,000	4.000%	7.36035%	WAC(8)	9.98	12/33-12/33
Class J-RR(10)	$28,693,474	0.000%	7.36035%	WAC(8)	9.98	12/33-12/33
Class R(11)	N/A	N/A	N/A	N/A	N/A	N/A
Non-Offered Vertical Risk Retention Interest(9)
Combined VRR Interest(12)	$20,284,155(13)	N/A	(14)	(15)	(15)	8.89	1/24-12/33
Non-Offered Loan-Specific Certificates(9)(16)

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(1)	Approximate, subject to a variance of plus or minus 5% and further subject to any additional variances described in the footnotes below. The Class A-1, Class A-2, Class A-5, Class A-SB, Class A-S, Class B, Class C, Class D, Class E, Class F, Class G-RR and Class J-RR certificates (collectively, the “non-vertically retained principal balance certificates”, and collectively with the Class X certificates (as defined in footnote (6) below) and the Class R certificates, the “non-vertically retained certificates”)
(2)	“Approximate Initial Credit Support” means, with respect to any class of non-vertically retained principal balance certificates, the quotient, expressed as a percentage, of (i) the aggregate of the initial certificate balances of all classes of non-vertically retained principal balance certificates, if any, junior to the subject class of non-vertically retained principal balance certificates, divided by (ii) the aggregate of the initial certificate balances of all classes of non-vertically retained principal balance certificates. The approximate initial credit support percentages set forth for the Class A-1, Class A-2, Class A-5 and Class A-SB certificates are represented in the aggregate. The approximate initial credit support percentages shown in the table above with respect to the non-vertically retained principal balance certificates do not take into account the Combined VRR Interest (as defined in footnote (12) below) or any trust subordinate companion loan.
(3)	Approximate per annum rate as of the closing date.
(4)	Determined assuming no prepayments prior to the maturity date or any anticipated repayment date, as applicable, for any mortgage loan and based on the modeling assumptions described under “Yield, Prepayment and Maturity Considerations”.
(5)	The pass-through rate for each class of the class A-SB, Class A-S and Class B certificates will generally be a per annum rate equal to the lesser of (a) the initial pass-through rate for such class specified in the table above and (b) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.
(6)	The Class X-A, Class X-B, Class X-D, Class X-E and Class X-F certificates (collectively, the “Class X certificates”) will not have certificate balances and will not be entitled to receive distributions of principal. Interest will accrue on each class of Class X certificates at the related pass-through rate based upon the related notional amount. The notional amount of each class of the Class X certificates will be equal to the certificate balance or the aggregate of the certificate balances, as applicable, from time to time of the class or classes of the non-vertically retained principal balance certificates identified in the same row as such class of Class X certificates in the chart below (as to such class of Class X certificates, the “corresponding principal balance certificates”):
Class of Class X Certificates	Class(es) of Corresponding Principal Balance Certificates
Class X-A	Class A-1, Class A-2, Class A-5 and Class A-SB
Class X-B	Class A-S, Class B and Class C
Class X-D	Class D
Class X-E	Class E
Class X-F	Class F
(7)	The pass-through rate for each class of Class X certificates will generally be a per annum rate equal to the excess, if any, of (i) the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time, over (ii) the pass-through rate (or, if applicable, the weighted average of the pass-through rates) of the class or classes of corresponding principal balance certificates as in effect from time to time, as described in this prospectus.
(8)	The pass-through rate for each class of the Class C, Class G-RR and Class J-RR certificates will generally be a per annum rate equal to the weighted average of the net interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.
(9)	The classes of certificates and uncertificated interests set forth below “Non-Offered Certificates” and “Non-Offered Vertical Risk Retention Interest” in the table and the loan-specific certificates (as defined in footnote (16) below) are not offered by this prospectus.
(10)	In partial satisfaction of the risk retention obligations of Bank of Montreal (as “retaining sponsor” with respect to this securitization transaction), all of the Class G-RR and Class J-RR certificates (collectively, the “HRR Certificates”), with an aggregate fair value representing at least 2.3678% of the fair value, as of the closing date for this transaction, of all of the “ABS interests” (i.e., all of the certificates (other than the Class R certificates) and the Uncertificated VRR Interest) issued by the issuing entity, will collectively constitute an “eligible horizontal residual interest” that is to be purchased and retained by SDOF III MB, LP, a Delaware limited partnership, or its affiliate, in accordance with the credit risk retention rules applicable to this securitization transaction. “Retaining sponsor”, “ABS interests” and “eligible horizontal residual interest” have the meanings given to such terms in Regulation RR. See “Credit Risk Retention”.
(11)	The Class R certificates will not have a certificate balance, notional amount, pass-through rate, rating or rated final distribution date. The Class R certificates will represent the residual interests in each of three (3) separate REMICs, as further described in this prospectus. The Class R certificates will not be entitled to distributions of principal or interest.
(12)	In satisfaction of Bank of Montreal’s remaining risk retention obligations as retaining sponsor for this securitization transaction, Bank of Montreal is expected to acquire (or cause one or more other parties to acquire) from the depositor, on the closing date for this transaction, portions of an “eligible vertical interest” in the form of a “single vertical security” with an initial principal balance of approximately $20,284,155 (the “Combined VRR Interest”), which is representing at least 2.750% of the aggregate principal balance of all the “ABS interests” (i.e., the sum of the aggregate initial certificate balance of all of the certificates (other than the Class R certificates) and the initial principal balance of the Uncertificated VRR Interest) issued by the issuing entity on the closing date for this transaction. The Combined VRR Interest will consist of the “Uncertificated VRR Interest” and the Class VRR certificates (each as defined under “Credit Risk Retention”). The Combined VRR Interest will be retained by certain retaining parties in accordance with the credit risk retention rules applicable to this securitization transaction. “Eligible vertical interest” and “single vertical security” will have the meanings given to such terms in Regulation RR. See “Credit Risk Retention”. The Combined VRR Interest is not offered hereby.
(13)	Constitutes the Combined VRR Interest Balance, which consists of the aggregate of the certificate balance of the Class VRR certificates and the principal balance of the Uncertificated VRR Interest.
(14)	Although the approximate initial credit support percentages shown in the table above with respect to the non-vertically retained principal balance certificates do not take into account the Combined VRR Interest, losses incurred on the mortgage loans will be allocated between the Combined VRR Interest, on the one hand, and the non-vertically retained principal balance certificates, on the other hand, pro rata in accordance with the principal balance of the Combined VRR Interest and the aggregate outstanding certificate balance of the non-vertically
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retained principal balance certificates. See “Credit Risk Retention” and “Description of the Certificates”. The Class VRR certificates and the non-vertically retained principal balance certificates are collectively referred to in this prospectus as the “principal balance certificates”, and the Class VRR certificates and the non-vertically retained certificates are collectively referred to in this prospectus as the “certificates”.
(15)	Although it does not have a specified pass-through rate (other than for tax reporting purposes), the effective interest rate for the Combined VRR Interest will be the weighted average of the net mortgage interest rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as in effect from time to time.
(16)	Certain additional classes of commercial mortgage pass-through certificates and related uncertificated interests (collectively referred to in this prospectus as the “loan-specific certificates”) will be issued by the issuing entity that are solely backed by a related trust subordinate companion loan (as defined herein) and are not offered by this prospectus. The loan-specific certificates are not “certificates” or “offered certificates” for purposes of this prospectus. Notwithstanding the use of the term “loan-specific certificates”, one or more classes thereof may be issued as uncertificated interests. Each subseries of loan-specific certificates that is backed by a particular trust subordinate companion loan is identified in a separate related offering circular. None of the calculations in the Summary of Certificates table above take into account any trust subordinate companion loans or loan-specific certificates. Each subseries of loan-specific certificates will only be entitled to receive distributions from, and will only incur losses with respect to, the related trust subordinate companion loan, and the issuance thereof should be considered a separate securitization transaction. Each trust subordinate companion loan will be included as an asset of the issuing entity but will not constitute a “mortgage loan” and will not be part of the mortgage pool backing the classes of certificates identified in the Summary of Certificates table above. See “Description of the Mortgage Pool—The Trust Subordinate Companion Loan”.

(iv) the Class A-SB Scheduled Principal Balance Schedule attached as Annex F to the Prospectus is replaced in its entirety with the Class A-SB Scheduled Principal Balance Schedule attached as SCHEDULE I hereto.

(v) The tables set forth under Yield, Prepayment and Maturity Considerations—Weighted Average Lives of the Offered Certificates” in the Prospectus are replaced in their entirety with the tables set forth on SCHEDULE II hereto.

(vi) The tables set forth under Yield, Prepayment and Maturity Considerations—Price/Yield Tables” in the Prospectus are replaced in their entirety with the tables set forth on SCHEDULE III hereto.

Credit Risk Retention Updates:

The corresponding credit risk retention information in the Prospectus, including under the section entitled “CREDIT RISK RETENTION”, is hereby updated and superseded with the information set forth below.

●	The Retaining Sponsor is expected to acquire (or cause other Retaining Parties to acquire either directly or through its MOA) from the Depositor, on the Closing Date, an “eligible vertical interest” (as defined in Regulation RR), in the Issuing Entity, with an aggregate initial principal balance of $20,284,155 as of the Closing Date, consisting of (i) the BMO VRR Interest Portion retained by BMO, as described below, in the form of the Uncertificated VRR Interest and (ii) the CREFI VRR Interest Portion acquired by CREFI, as described below (collectively, the “Combined VRR Interest”); the Combined VRR Interest will represent at least 2.75% of the sum of the initial Certificate Balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date; and the Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity;
●	The Retaining Sponsor is expected to offset a portion of its risk retention requirements by the portion of the Combined VRR Interest acquired on the Closing Date and retained by CREFI, which portion of the Combined VRR Interest will be in the form of Class VRR Certificates and have an initial Certificate Balance equal to approximately $5,037,073, representing approximately 24.8% (by initial principal balance) of the entire Combined VRR Interest as of the Closing Date (the “CREFI VRR Interest Portion”). CREFI originated Mortgage Loans or portions thereof representing approximately 24.8% of the Initial Pool Balance, which is equal to at least 20% of the Initial Pool Balance and is equal to or greater than CREFI’s percentage ownership of the aggregate initial principal balance of the entire Combined VRR Interest as of the Closing Date (which percentage ownership interest is at least 20% of the aggregate initial principal balance of the entire Combined VRR Interest as of the Closing Date), in accordance with Rule 11(a)(1) of Regulation RR;
●	The Retaining Sponsor is expected to retain (either directly or through its MOA) the portion of the Combined VRR Interest remaining (following the acquisition by or on behalf of CREFI of the CREFI VRR Interest Portion), which remaining portion will be in the form of the Uncertificated VRR Interest and will have an initial principal balance equal to approximately $15,247,082, representing

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approximately 75.2% (by initial principal balance) of the entire Combined VRR Interest as of the Closing Date (the “BMO VRR Interest Portion”); and

●	The Retaining Sponsor is expected to satisfy the remainder of its risk retention requirements under the Credit Risk Retention Rules by a third party purchaser (the “Retaining Third Party Purchaser”), which will be SDOF III MB, LP, a Delaware limited partnership, purchasing, on the Closing Date, and holding for its own account an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class G-RR and Class J-RR Certificates (collectively, the “HRR Certificates” and, together with the Combined VRR Interest, the “RR Interest”), with an aggregate initial Certificate Balance of $36,763,474, and having an aggregate fair value equal to at least 2.3678% of the fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest as of the Closing Date, determined in accordance with Generally Accepted Accounting Principles (“GAAP”). See “—HRR Certificates—The Retaining Third Party Purchaser” below for more information on the Retaining Third Party Purchaser.
●	The aggregate fair value, as of the Closing Date, of the HRR Certificates will be equal to approximately $17,933,503, representing at least 2.3678% of the aggregate fair value, as of the Closing Date, of all Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest issued by the Issuing Entity. The aggregate fair value, as of the Closing Date, of all the Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest will be approximately $757,396,537. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for each Class of Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest.
●	The aggregate fair value, as of the Closing Date, of the HRR Certificates that the Retaining Sponsor would be required to retain in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, if it was relying solely on an “eligible horizontal residual interest” (as defined in Regulation RR) to satisfy such requirements, is approximately $37,869,827, representing 5% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest issued by the Issuing Entity.
●	The Retaining Sponsor, CREFI and the Retaining Third Party Purchaser are collectively referred to herein as the “Retaining Parties”. The sum of (a) the percentage of the aggregate Certificate Balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date represented by the Combined VRR Interest (which is approximately 2.75%) and (b) the percentage of the aggregate fair value of all Certificates (other than the Class R Certificates) and the Uncertificated VRR Interest as of the Closing Date represented by the HRR Certificates (which is at least 2.3678%), will equal at least 5, as of the Closing Date.
●	The initial Combined VRR Interest Balance will be approximately $20,284,155, subject to a variance of plus or minus 5.0%.

BMO Capital Markets	KeyBanc Capital Markets	UBS Securities LLC	Citigroup
Co-Lead Managers and Joint Bookrunners
Academy Securities Co-Manager	Bancroft Capital, LLC Co-Manager		Drexel Hamilton Co-Manager

8

SCHEDULE I

CLASS A-SB SCHEDULED PRINCIPAL BALANCE SCHEDULE

Distribution Date	Balance	Distribution Date	Balance
Jan 15, 2024	$6,802,000.00	Apr 15, 2028	$6,802,000.00
Feb 15, 2024	$6,802,000.00	May 15, 2028	$6,802,000.00
Mar 15, 2024	$6,802,000.00	Jun 15, 2028	$6,802,000.00
Apr 15, 2024	$6,802,000.00	Jul 15, 2028	$6,802,000.00
May 15, 2024	$6,802,000.00	Aug 15, 2028	$6,802,000.00
Jun 15, 2024	$6,802,000.00	Sep 15, 2028	$6,802,000.00
Jul 15, 2024	$6,802,000.00	Oct 15, 2028	$6,802,000.00
Aug 15, 2024	$6,802,000.00	Nov 15, 2028	$6,802,000.00
Sep 15, 2024	$6,802,000.00	Dec 15, 2028	$6,801,862.42
Oct 15, 2024	$6,802,000.00	Jan 15, 2029	$6,677,336.58
Nov 15, 2024	$6,802,000.00	Feb 15, 2029	$6,552,051.38
Dec 15, 2024	$6,802,000.00	Mar 15, 2029	$6,330,428.54
Jan 15, 2025	$6,802,000.00	Apr 15, 2029	$6,203,007.91
Feb 15, 2025	$6,802,000.00	May 15, 2029	$6,043,021.38
Mar 15, 2025	$6,802,000.00	Jun 15, 2029	$5,913,840.80
Apr 15, 2025	$6,802,000.00	Jul 15, 2029	$5,752,140.53
May 15, 2025	$6,802,000.00	Aug 15, 2029	$5,621,178.46
Jun 15, 2025	$6,802,000.00	Sep 15, 2029	$5,489,417.09
Jul 15, 2025	$6,802,000.00	Oct 15, 2029	$5,325,203.81
Aug 15, 2025	$6,802,000.00	Nov 15, 2029	$5,191,629.40
Sep 15, 2025	$6,802,000.00	Dec 15, 2029	$5,025,650.69
Oct 15, 2025	$6,802,000.00	Jan 15, 2030	$4,890,241.05
Nov 15, 2025	$6,802,000.00	Feb 15, 2030	$4,754,004.53
Dec 15, 2025	$6,802,000.00	Mar 15, 2030	$4,522,428.81
Jan 15, 2026	$6,802,000.00	Apr 15, 2030	$4,383,927.16
Feb 15, 2026	$6,802,000.00	May 15, 2030	$4,213,150.52
Mar 15, 2026	$6,802,000.00	Jun 15, 2030	$4,072,753.20
Apr 15, 2026	$6,802,000.00	Jul 15, 2030	$3,900,130.66
May 15, 2026	$6,802,000.00	Aug 15, 2030	$3,757,814.46
Jun 15, 2026	$6,802,000.00	Sep 15, 2030	$3,614,628.48
Jul 15, 2026	$6,802,000.00	Oct 15, 2030	$3,439,290.49
Aug 15, 2026	$6,802,000.00	Nov 15, 2030	$3,294,151.49
Sep 15, 2026	$6,802,000.00	Dec 15, 2030	$3,116,911.76
Oct 15, 2026	$6,802,000.00	Jan 15, 2031	$2,969,795.82
Nov 15, 2026	$6,802,000.00	Feb 15, 2031	$2,821,780.32
Dec 15, 2026	$6,802,000.00	Mar 15, 2031	$2,579,499.45
Jan 15, 2027	$6,802,000.00	Apr 15, 2031	$2,429,079.19
Feb 15, 2027	$6,802,000.00	May 15, 2031	$2,246,696.77
Mar 15, 2027	$6,802,000.00	Jun 15, 2031	$2,094,234.74
Apr 15, 2027	$6,802,000.00	Jul 15, 2031	$1,909,864.15
May 15, 2027	$6,802,000.00	Aug 15, 2031	$1,755,335.31
Jun 15, 2027	$6,802,000.00	Sep 15, 2031	$1,599,860.82
Jul 15, 2027	$6,802,000.00	Oct 15, 2031	$1,412,556.85
Aug 15, 2027	$6,802,000.00	Nov 15, 2031	$1,254,978.65
Sep 15, 2027	$6,802,000.00	Dec 15, 2031	$1,065,626.19
Oct 15, 2027	$6,802,000.00	Jan 15, 2032	$905,918.49
Nov 15, 2027	$6,802,000.00	Feb 15, 2032	$745,232.97
Dec 15, 2027	$6,802,000.00	Mar 15, 2032	$522,145.92
Jan 15, 2028	$6,802,000.00	Apr 15, 2032	$359,099.07
Feb 15, 2028	$6,802,000.00	May 15, 2032	$164,421.45
Mar 15, 2028	$6,802,000.00	Jun 15, 2032 and thereafter	$0

SCHEDULE II

DECREMENT TABLES (PROSPECTUS)

Percentages of the Initial Certificate Balance of
the Class A-1 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance
or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	93%	93%	93%	93%	93%
December 15, 2025	81%	81%	81%	81%	81%
December 15, 2026	58%	58%	58%	58%	58%
December 15, 2027	12%	8%	3%	0%	0%
December 15, 2028 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	2.96	2.94	2.94	2.93	2.93
First Principal Payment Date	January 2024	January 2024	January 2024	January 2024	January 2024
Last Principal Payment Date	March 2028	January 2028	January 2028	December 2027	December 2027

Percentages of the Initial Certificate Balance of
the Class A-2 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance
or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	96%
December 15, 2028 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	4.80	4.77	4.72	4.65	4.32
First Principal Payment Date	March 2028	January 2028	January 2028	December 2027	December 2027
Last Principal Payment Date	December 2028	December 2028	December 2028	December 2028	December 2028

Percentages of the Initial Certificate Balance
of the Class A-5 Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR

Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	100%
December 15, 2028	100%	100%	100%	100%	100%
December 15, 2029	100%	100%	100%	100%	100%
December 15, 2030	100%	100%	100%	100%	100%
December 15, 2031	100%	100%	100%	100%	100%
December 15, 2032	99%	99%	99%	99%	99%
December 15, 2033 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.77	9.74	9.69	9.63	9.38
First Principal Payment Date	June 2032	April 2032	April 2032	April 2032	April 2032
Last Principal Payment Date	November 2033	November 2033	November 2033	November 2033	June 2033

Percentages of the Initial Certificate Balance of
the Class A-SB Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	100%
December 15, 2028	100%	100%	100%	100%	100%
December 15, 2029	74%	74%	74%	74%	74%
December 15, 2030	46%	46%	46%	46%	46%
December 15, 2031	16%	16%	16%	16%	16%
December 15, 2032 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	6.84	6.84	6.84	6.84	6.84
First Principal Payment Date	December 2028	December 2028	December 2028	December 2028	December 2028
Last Principal Payment Date	June 2032	June 2032	June 2032	June 2032	July 2032

Percentages of the Initial Certificate Balance of
the Class A-S Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	100%
December 15, 2028	100%	100%	100%	100%	100%
December 15, 2029	100%	100%	100%	100%	100%
December 15, 2030	100%	100%	100%	100%	100%
December 15, 2031	100%	100%	100%	100%	100%
December 15, 2032	100%	100%	100%	100%	100%
December 15, 2033 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.96	9.94	9.92	9.90	9.56
First Principal Payment Date	November 2033	November 2033	November 2033	November 2033	June 2033
Last Principal Payment Date	December 2033	December 2033	December 2033	November 2033	July 2033

Percentages of the Initial Certificate Balance of
the Class B Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	100%
December 15, 2028	100%	100%	100%	100%	100%
December 15, 2029	100%	100%	100%	100%	100%
December 15, 2030	100%	100%	100%	100%	100%
December 15, 2031	100%	100%	100%	100%	100%
December 15, 2032	100%	100%	100%	100%	100%
December 15, 2033 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.98	9.98	9.98	9.95	9.63
First Principal Payment Date	December 2033	December 2033	December 2033	November 2033	July 2033
Last Principal Payment Date	December 2033	December 2033	December 2033	December 2033	August 2033

Percentages of the Initial Certificate Balance of
the Class C Certificates at the Specified CPRs
0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR

	Prepayment Assumption (CPR)
Distribution Date	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
Closing Date	100%	100%	100%	100%	100%
December 15, 2024	100%	100%	100%	100%	100%
December 15, 2025	100%	100%	100%	100%	100%
December 15, 2026	100%	100%	100%	100%	100%
December 15, 2027	100%	100%	100%	100%	100%
December 15, 2028	100%	100%	100%	100%	100%
December 15, 2029	100%	100%	100%	100%	100%
December 15, 2030	100%	100%	100%	100%	100%
December 15, 2031	100%	100%	100%	100%	100%
December 15, 2032	100%	100%	100%	100%	100%
December 15, 2033 and thereafter	0%	0%	0%	0%	0%
Weighted Average Life (in years)	9.98	9.98	9.98	9.98	9.65
First Principal Payment Date	December 2033	December 2033	December 2033	December 2033	August 2033
Last Principal Payment Date	December 2033	December 2033	December 2033	December 2033	August 2033

SCHEDULE III

PRICE/YIELD TABLES (PROSPECTUS)

Pre-Tax Yield to Maturity (CBE) for the Class A-1 Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
99.00000	6.27149%	6.27279%	6.27317%	6.27340%	6.27340%
99.25000	6.17507%	6.17594%	6.17620%	6.17635%	6.17635%
99.50000	6.07897%	6.07942%	6.07956%	6.07963%	6.07963%
99.75000	5.98320%	5.98323%	5.98324%	5.98325%	5.98325%
100.00000	5.88776%	5.88737%	5.88726%	5.88719%	5.88719%
100.25000	5.79264%	5.79184%	5.79160%	5.79146%	5.79146%
100.50000	5.69784%	5.69662%	5.69626%	5.69605%	5.69605%
100.75000	5.60336%	5.60173%	5.60125%	5.60096%	5.60096%
101.00000	5.50920%	5.50716%	5.50655%	5.50619%	5.50619%

Pre-Tax Yield to Maturity (CBE) for the Class A-2 Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
102.00000	6.30488%	6.30107%	6.29620%	6.28915%	6.25163%
102.25000	6.24382%	6.23960%	6.23420%	6.22638%	6.18477%
102.50000	6.18294%	6.17831%	6.17238%	6.16380%	6.11812%
102.75000	6.12225%	6.11720%	6.11075%	6.10140%	6.05167%
103.00000	6.06173%	6.05627%	6.04930%	6.03919%	5.98541%
103.25000	6.00139%	5.99553%	5.98803%	5.97716%	5.91935%
103.50000	5.94123%	5.93496%	5.92694%	5.91532%	5.85348%
103.75000	5.88125%	5.87457%	5.86603%	5.85366%	5.78781%
104.00000	5.82145%	5.81436%	5.80530%	5.79218%	5.72233%

Pre-Tax Yield to Maturity (CBE) for the Class A-5 Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
102.00000	5.93031%	5.92951%	5.92848%	5.92696%	5.92103%
102.25000	5.89632%	5.89543%	5.89429%	5.89260%	5.88601%
102.50000	5.86243%	5.86145%	5.86020%	5.85834%	5.85111%
102.75000	5.82865%	5.82758%	5.82621%	5.82419%	5.81631%
103.00000	5.79497%	5.79381%	5.79233%	5.79014%	5.78161%
103.25000	5.76139%	5.76015%	5.75856%	5.75620%	5.74702%
103.50000	5.72791%	5.72659%	5.72488%	5.72236%	5.71254%
103.75000	5.69454%	5.69312%	5.69131%	5.68862%	5.67815%
104.00000	5.66126%	5.65976%	5.65783%	5.65498%	5.64388%

Pre-Tax Yield to Maturity (CBE) for the Class A-SB Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
102.00000	6.05881%	6.05881%	6.05881%	6.05881%	6.05882%
102.25000	6.01355%	6.01355%	6.01355%	6.01355%	6.01356%
102.50000	5.96843%	5.96843%	5.96843%	5.96843%	5.96845%
102.75000	5.92345%	5.92345%	5.92345%	5.92345%	5.92347%
103.00000	5.87861%	5.87861%	5.87861%	5.87861%	5.87862%
103.25000	5.83390%	5.83390%	5.83390%	5.83390%	5.83391%
103.50000	5.78932%	5.78932%	5.78932%	5.78932%	5.78934%
103.75000	5.74488%	5.74488%	5.74488%	5.74488%	5.74490%
104.00000	5.70057%	5.70057%	5.70057%	5.70057%	5.70059%

Pre-Tax Yield to Maturity (CBE) for the Class X-A Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
5.40000	8.82665%	8.74358%	8.63792%	8.48323%	7.85749%
5.45000	8.58668%	8.50326%	8.39716%	8.24178%	7.61376%
5.50000	8.35015%	8.26640%	8.15985%	8.00379%	7.37351%
5.55000	8.11699%	8.03291%	7.92592%	7.76919%	7.13666%
5.60000	7.88712%	7.80270%	7.69528%	7.53788%	6.90314%
5.65000	7.66044%	7.57570%	7.46784%	7.30979%	6.67284%
5.70000	7.43689%	7.35183%	7.24354%	7.08483%	6.44571%
5.75000	7.21639%	7.13100%	7.02229%	6.86294%	6.22166%
5.80000	6.99886%	6.91315%	6.80403%	6.64403%	6.00061%

Pre-Tax Yield to Maturity (CBE) for the Class X-B Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
2.80000	9.46824%	9.45445%	9.43673%	9.41089%	8.61238%
2.85000	9.01685%	9.00330%	8.98589%	8.96049%	8.15462%
2.90000	8.57776%	8.56446%	8.54734%	8.52239%	7.70929%
2.95000	8.15041%	8.13733%	8.12051%	8.09598%	7.27579%
3.00000	7.73423%	7.72138%	7.70485%	7.68074%	6.85359%
3.05000	7.32872%	7.31610%	7.29985%	7.27615%	6.44216%
3.10000	6.93341%	6.92101%	6.90504%	6.88174%	6.04104%
3.15000	6.54785%	6.53566%	6.51996%	6.49707%	5.64975%
3.20000	6.17162%	6.15964%	6.14421%	6.12170%	5.26790%

Pre-Tax Yield to Maturity (CBE) for the Class A-S Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
101.00000	6.59031%	6.59008%	6.58979%	6.58955%	6.58516%
101.50000	6.52085%	6.52053%	6.52013%	6.51980%	6.51367%
102.00000	6.45183%	6.45142%	6.45091%	6.45048%	6.44263%
102.50000	6.38324%	6.38273%	6.38211%	6.38159%	6.37204%
103.00000	6.31507%	6.31448%	6.31374%	6.31313%	6.30188%
103.50000	6.24733%	6.24664%	6.24580%	6.24509%	6.23214%
104.00000	6.18000%	6.17922%	6.17827%	6.17747%	6.16284%
104.50000	6.11308%	6.11221%	6.11115%	6.11026%	6.09395%
105.00000	6.04656%	6.04561%	6.04444%	6.04345%	6.02548%

Pre-Tax Yield to Maturity (CBE) for the Class B Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
98.00000	7.01609%	7.01609%	7.01609%	7.01665%	7.02252%
98.50000	6.94402%	6.94402%	6.94402%	6.94443%	6.94859%
99.00000	6.87243%	6.87243%	6.87243%	6.87267%	6.87515%
99.50000	6.80129%	6.80129%	6.80129%	6.80137%	6.80217%
100.00000	6.73061%	6.73061%	6.73061%	6.73053%	6.72966%
100.50000	6.66038%	6.66038%	6.66038%	6.66014%	6.65761%
101.00000	6.59060%	6.59060%	6.59060%	6.59020%	6.58602%
101.50000	6.52126%	6.52126%	6.52126%	6.52069%	6.51487%
102.00000	6.45235%	6.45235%	6.45235%	6.45163%	6.44417%

Pre-Tax Yield to Maturity (CBE) for the Class C Certificates at the Specified CPRs

	0% CPR during lockout, defeasance and/or yield maintenance or fixed prepayment premiums - otherwise at indicated CPR
Assumed Price (%)	0% CPR	25% CPR	50% CPR	75% CPR	100% CPR
94.00000	8.15418%	8.15391%	8.15358%	8.15316%	8.17272%
94.50000	8.07611%	8.07584%	8.07551%	8.07509%	8.09285%
95.00000	7.99857%	7.99830%	7.99798%	7.99756%	8.01352%
95.50000	7.92157%	7.92130%	7.92098%	7.92056%	7.93473%
96.00000	7.84509%	7.84482%	7.84450%	7.84409%	7.85648%
96.50000	7.76913%	7.76886%	7.76854%	7.76813%	7.77875%
97.00000	7.69368%	7.69341%	7.69310%	7.69269%	7.70155%
97.50000	7.61873%	7.61847%	7.61816%	7.61775%	7.62486%
98.00000	7.54429%	7.54403%	7.54372%	7.54331%	7.54868%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 2023	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

 BMO 2023-C7 – Form 8-K